UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

As previously reported, on September 14, 2021, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (as amended and restated on October 20, 2021, the “Purchase Agreement”) with L1 Global Capital Master Fund (the “Investor”) pursuant to which it sold (i) a $4,400,000 principal amount 10% Original Issue Discount Senior Secured Convertible Note, due March 13, 2023 (the “First Tranche Note”) and, (ii) a five year warrant to purchase 813,278 shares of common stock at an exercise price of $4.20 per share (the “First Tranche Warrant”) in exchange for consideration of $3,960,000 (the “First Tranche”). (See, Current Report on Form 8-K dated September 14, 2021 (the “September 14 8-K”) and Current Report on Form 8-K dated October 20, 2021 (the “October 20 8-K”).

The Purchase Agreement, as amended on October 20, 2021, contemplated a closing of a second tranche of the offering (the “Second Tranche Closing”) of up to an additional $6,000,000 principal amount of Notes identical to the First Tranche Note, and warrants exercisable for five years to purchase up to 1,041,194 shares at an exercise price of $4.20 per share.

Closing of Second Tranche; January 20, 2022

On January 20, 2022 (the “Second Tranche Closing Date”) the Company and Investor closed on the Second Tranche of the offering, resulting in the issuance of (i) a $1,750,000 10% Original Issue Discount Senior Secured Convertible Note, Due July 20, 2023, (the “Second Tranche Note”); and (ii) a five year warrant to purchase 303,682 shares of Common Stock of the Company at an exercise price of $4.20 per share (the “Second Tranche Warrants”), in exchange for consideration of $1,575,000 (i.e. the face amount less the 10% Original Issue Discount of $175,000).

In connection with the Second Tranche Closing, the Company paid to EF Hutton a fee of $126,000.

Second Tranche Note Terms

The Second Tranche Note is convertible into common stock of the Company (the “Common Stock”) at a rate of $4.20 per share (the “Conversion Price”) into 416,667 shares of Common Stock (the “Conversion Shares”) and, is repayable in 16 equal monthly installments commencing on the date that the SEC declares a registration statement with respect to the resale of such shares effective, with all remaining amounts due on July 20, 2023. The Second Tranche Note is repayable by payment of cash, or, at the discretion of the Company and if the below listed “Equity Conditions” are met, by issuance of shares of the Common Stock at a price of 95% of the lowest daily VWAP during the ten-trading day period prior to the respective monthly redemption dates (with a floor of $1.92) multiplied by 102% of the amount due on such date. In the event that the ten-trading day VWAP drops below $1.92 the Company will have the right to pay in stock at such ten-trading day VWAP with any shortfall paid in cash. The Conversion Price may be adjusted in the event of dilutive issuances but in no event to less than $0.54 (the “Monthly Conversion Price”).

If the Company elects to repay the entire Second Tranche Note by issuance of shares, presuming recent stock prices, an aggregate of approximately 1,201,373 shares may be issued over 16 months plus interest.

Conditions to Repayment of Note with Common Stock

The Company’s right to make monthly payments in stock in lieu of cash for the Second Tranche Note is conditioned on certain conditions (the “Equity Conditions”). The Equity Conditions required to be met each month in order to redeem the Second Tranche Note with stock in lieu of a monthly cash payment, among other conditions set forth therein, include without limitation, that a registration statement be in effect with respect to the resale of the shares issuable upon conversion or redemption of the Second Tranche Note (or, that an exemption under Rule 144 is available), that no default be in effect, that the average daily trading volume of the Company’s common stock would have to be at least $550,000 during the five trading days prior to the respective monthly redemption and that the outstanding principal amounts of the First Tranche Note and Second Tranche Note combined, shall not exceed 30% of the market capitalization of the Company’s Common Stock as reported on Bloomberg L.P., which percentage is subject to increase by the Investor at its sole discretion.

2

Other Note Terms

Other provisions of the Second Tranche Note, which is similar in terms to the First Tranche Note, include that the Second Tranche Note Conversion Price is subject to full anti-dilution price protections in the event of financings that are below the Conversion Price with a floor of $0.54.

In the event of an Event of Default as defined in the notes, if the stock price is below the Conversion Price at the time of default and only for so long as a default is continuing, the Notes would be convertible at a rate of 80% of the lowest VWAP in the ten prior trading days, provided, that if the default is cured the default conversion rate elevates back to the normal Conversion Price.

Warrant Terms

As part of the Second Tranche Closing, the Company issued Second Tranche Warrants exercisable for five years from the date of issuance, at $4.20 per share which carry the same anti-dilution protection as the Second Tranche Notes, subject to the same adjustment floor. The Warrants are exercisable via cashless exercise only for so long as no registration statement covering resale of the shares is in effect.

The foregoing description of the Second Tranche Note and Second Tranche Warrant are a summary only and does not purport to be complete and, is qualified in its entirety by reference to the full text of such documents, the forms of which is attached hereto as Exhibit 10.1 and 10.2 respectively, and incorporated herein by reference. The Purchase Agreement and First Tranche Note and Warrants were described and filed as exhibits to the October 21 8-K and September 14 8-K.

Lockup Agreements

The Purchase Agreement provides for the continuation of the existing lockup agreements entered into between various executive officers, directors through June 21, 2022 and 5% beneficial owners of common stock through December 16, 2021, and EF Hutton as Underwriter in connection with the Underwriting Agreement relating to the June 16, 2021 IPO and NASDAQ up-listing, all of which have already been provided to the NASDAQ staff in connection with such listing.

Registration Rights

The Company is required to file a registration statement with the SEC which shall be declared effective on or prior to 75 days after the Second Tranche Closing Date (i.e. April 6, 2022) registering all Conversion Shares and Warrant Shares for resale (the “Registration Rights Agreement”).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, the form of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Security Agreement

The Second Tranche Note continues to be subject to (i) the repayment and performance guarantees by the subsidiaries of the Company pursuant to a subsidiary guaranty and, (ii) the Security Agreement pursuant to which the Investor was granted a security interest in all of the assets of the Company and certain of its subsidiaries, each as entered into in connection with the First Tranche closing on September 14, 2021 as more fully described and set forth in the September 14 Current Report, and as annexed as Exhibit 10.4 and 10.6 thereon.

3

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The Notes and Warrants described in Item 1.01 above were offered and sold in reliance upon an exemption from registration pursuant to Section 4(1) and Regulation D of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release announcing the entry into the Purchase Agreement and Closing of the sale of the $1,750,000 Second Tranche Note and 303,682 Second Tranche Warrants and related matters.

The information in this Item 7.01, attached hereto, is being furnished as exhibit 99.1 hereto, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	10% Original Issue Discount Promissory Note dated January 20, 2022, between Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and L1 Global Capital Master Fund (“L1 Global”).
10.2	Common Stock Purchase Warrant to purchase 303,682 shares of the Company’s Common Stock issued to L1 Global, dated January 20, 2022.
10.3	Registration Rights Agreement, dated as of January 20, 2022, between the Company and L1 Global.
104	Cover Page Interactive Data File formatted in inline XBRL.

4

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: January 26, 2022	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

5